UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2012

INGERSOLL-RAND PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-34400	98-0626632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170/175 Lakeview Dr.

Airside Business Park

Swords, Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

+(353) (0) 18707400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 10, 2012, Ingersoll-Rand plc (the “Company”) issued a press release announcing its plan to spin-off its commercial and residential security businesses. In connection with this announcement, the Company scheduled a conference call for investors.

The Company also announced that its Board of Directors had authorized a new share repurchase program of up to $2 billion of the Company’s ordinary shares and also declared a $0.21 cents per share quarterly dividend on the Company’s ordinary shares, representing an increase of approximately 31 percent.

A copy of the presentation for the conference call is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 8.01	Other Events.

On December 10, 2012, the Company issued a press release announcing its plan to spin-off its commercial and residential security businesses.

A copy of the press release is filed as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Investor Presentation

99.2	Press Release of Ingersoll-Rand plc, dated December 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Registrant)

Date: December 10, 2012	/s/ Barbara A. Santoro
Barbara A. Santoro
Vice President – Corporate Governance and Secretary

Exhibit Index

Exhibit	Description

99.1	Investor Presentation

99.2	Press Release of Ingersoll-Rand plc, dated December 10, 2012

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